Discontinued Operations	12 Months Ended
Dec. 31, 2021
Disclosure of discontinued operations [Abstract]
Discontinued Operations
Note 25 – Discontinued Operations

(a)	I.C. Power (Latin America businesses)

In December 2017, Kenon, through its wholly-owned subsidiary Inkia Energy Limited (“Inkia”), sold its Latin American and Caribbean power business to an infrastructure private equity firm, I Squared Capital (“ISQ”). As a result, the Latin American and Caribbean businesses were classified as discontinued operations.

Kenon’s subsidiaries are entitled to receive payments in connection with certain claims held by companies within Inkia’s businesses. In 2019, one of Kenon’s subsidiaries received a favorable award in a commercial arbitration proceeding relating to retained claims from the sale of the Inkia business. $25 million, net of taxes, was recognized in discontinued operations. In 2020, following the completion of a tax review related to the sale, Kenon recognized income of $8 million, net of taxes.

Set forth below are the results attributable to the discontinued operations

	Year ended December 31, 2021	Year ended December 31, 2020	Year ended December 31, 2019
	$Thousands
Recovery of retained claims	-	9,923	30,000
Income taxes	-	(1,447)	(5,347)
Profit after income taxes	-	8,476	24,653

Net cash flows provided by investing activities	-	8,476	24,567